

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH SEPTEMBER 30, 2020

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index





Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.1 billion

Headquartered: Quincy, CA

Bank Branches: 13

Year Established: 1980

PLUMAS BANCORP


Redding
Reno
Carson City
Sacramento
South Lake Tahoe

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 19

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 14

B.J. North



EVP Chief Banking Officer
Years at Plumas Bank - 12

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 7

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 2

PLUMAS BANCORP

Business Model

- Branch network of 13 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by increasing mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Growth of 11% in 2019
- Net Interest Income Expansion of $4.4 million
- Net Interest Margin Improved to 4.75% vs. Bank Peers at 3.25%*

* Average for CA Banks $500M-$1B

PLUMAS BANCORP



Net Income
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Thousands
$5,818
$7,474
$8,189
$13,992
$15,512
2015
2016
2017
2018
2019



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service Charges on Deposit Accounts
  - Interchange Revenue
  - Gains on Sale of SBA Loans
  - Loan Servicing Fees

PLUMAS BANCORP



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2015
2016
2017
2018
2019
$2,368
$1,586
$1,942
$562
$1,257
$2,291
$1,740
$1,770
$642
$1,209
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE leads Bank Peers at 18.7% in 2019
- Improved Earnings
- Efficient use of Capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
11.6%
13.5%
13.7%
20.8%
18.7%
8.6%
7.4%
6.0%
10.8%
11.1%
Plumas Bank
CA Banks $500M-$1B



Lake Almanor

- Stock Price has increased 230% in the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities
  - Re-establishment of Growing Dividend
- PE Ratio lags Bank Peers

PLUMAS BANCORP

Stock Price to Earnings per Share



20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
Plumas Bancorp
CA Banks $500M-$1B



Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$527
$582
$663
$727
$747
$978
2015
2016
2017
2018
2019
2020 Q3

AVERAGE INTEREST-BEARING DEPOSITS RATE IS 0.15%



Time
4%
Money Market
12%
NOW
14%
Non-Interest
Bearing
47%
Savings
23%

Balances as of Sept. 30, 2020

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 4.81%



$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$401
$461
$487
$566
$620
$748
2015
2016
2017
2018
2019
2020 Q3

DIVERSIFIED, GROWING LOAN PORTFOLIO

63% OF PORTFOLIO BALANCE IS VARIABLE RATE

OF WHICH 40% ARE AT A FLOOR RATE



RE/Construction 4%
Home Equity Lines 5%
Commercial 7%
CRE/Multi Family 8%
Agricultural 10%
Indirect Auto 12%
PPP 16%
CRE/Owner 18%
CRE/Investor 19%

Balances as of Sept. 30, 2020

PLUMAS BANCORP

Diversification of Commercial Real Estate Loans by Property Type


70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Retail
Multi-Family
Office
Hospitality
Gas Stations with Convenience Store
Mixed Commercial
Industrial
Mixed Commercial & Residential
Medical Facilities
Residential
Other Special Purpose
Restaurants
Mini Storage
Other General Purpose
Residential Land Development
Assisted Living Facility
Gaming
Commercial Land Development
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2020

Diversification of Real Estate Construction Loans by Property Type



12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
Mini Storage
Commercial Land Development
Residential Land Development
Hospitality
Gas Stations with Convenience Store
Multi-Family
Medical Facilities
Office
Mixed Commercial
Other
CRE - Const
SBA - Const
Balances as of Sept. 30, 2020

PLUMAS BANCORP

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA AND NEVADA ECONOMIC REGIONS


OREGON
IDAHO
HUMBOLDT
ELKO
PERSHING
CHURCHILL
LANDER
EUREKA
WHITE PINE
MINERAL
NYE
LINCOLN
CLARK
UTAH
ARIZONA
CALIFORNIA

CRE DISTRIBUTION BY REGION

- 27% - NV - Western (pale green)
- 21% - CA - Northern Sacramento Valley (light green)
- 20% - CA - Northern (dark green)
- 14% - CA - Greater Sacramento (yellow)
- 5% - CA - Bay Area (pink)
- 4% - CA - Central Coast (orange)
- 3% - CA - San Joaquin Valley (chartreuse green)
- 2% - CA - Southern (blue)
- 2% - OR
- <1% - CA - Central Sierra (tan) & Southern Boarder (magenta)
- <1% - NV - Northwestern (pale blue), Northeastern (pale pink) & WA

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2020

PLUMAS BANCORP

Payroll Protection Program Loans

- Total PPP loans - $119 million
- Average balance - $118 thousand
- Fees collected from the SBA - $5.0 million
- Balance of unearned fees - $4.0 million
- Balance with a two-year maturity - $115 million
- Balance with a five-year maturity - $4 million

Balances as of Sept. 30, 2020

Indirect Automobile Loans

- Total Automobile loans - $92 million
- Based on number of loans, at origination approximately half were new vehicles and half used vehicles.
- Average balance - $25 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 734
- Delinquent loans as a percent of total by dollars – 1.30%


BALANCE BY LOAN TYPE
New vehicle
Used vehicle
38%
62%

Balances as of September 30, 2020

Loans with Payment Deferrals (in thousands)

At September 30, 2020 there were 251 loans on deferral totaling $66 million



Chandler Road

	Month Payments Resume				
Loan Type	*October*	*November*	*December*	*Other*	**Total**
Agricultural	$ -	$ 147	$ 47	$ 21	**$ 215**
Commercial	1,804	609	934	-	**3,347**
Real Estate - Residential	2,274	-	-	-	**2,274**
Real Estate - Commercial	38,097	3,091	622	9,780	**51,590**
Real Estate - Construction	2,420	-	-	-	**2,420**
Equity Lines of Credit	174	-	-	-	**174**
Automobile	3,167	1,144	313	1,192	**5,816**
Other	37	32	-	5	**74**
Total	**$ 47,973**	**$ 5,023**	**$ 1,916**	**$ 10,998**	**$ 65,910**



Modoc County

Financial Recap

2019 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	12/31/2019	12/31/2018	Change	% Change
Assets	$ 865,191	$ 824,398	$ 40,793	5%
Deposits	$ 747,324	$ 726,565	$ 20,759	3%
Loans	$ 619,718	$ 566,199	$ 53,519	9%
Net Income	$ 15,512	$ 13,992	$ 1,520	11%
Income Before Tax	$ 21,380	$ 19,126	$ 2,254	12%
Net Interest Income	$ 37,555	$ 33,086	$ 4,469	14%
Net Interest Margin	4.75%	4.70%	0.05%	1%
ROAA	1.82%	1.83%	0.01%	1%
ROAE	20.2%	23.3%	3.1%	13%
Book Value per Share	$ 16.36	$ 13.03	$ 3.33	26%
Diluted EPS	$ 2.97	$ 2.68	$ 0.29	11%

PLUMAS BANCORP

2019 Financial Highlights – Five Year



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	%
Assets	$ 865,191	$ 824,398	$745,427	$657,975	$ 599,286	44%
Deposits	$ 747,324	$ 726,565	$662,657	$582,353	$ 527,276	42%
Loans	$ 619,718	$ 566,199	$486,634	$461,123	$ 400,971	55%
Nonperforming assets/total assets	0.33%	0.28%	0.59%	0.53%	1.06%	-69%
Net Income	$ 15,512	$ 13,992	$ 8,189	$ 7,474	$ 5,818	167%
Net Interest Margin	4.75%	4.70%	4.35%	4.21%	4.10%	16%
Efficiency ratio	49.9%	52.0%	55.5%	58.9%	63.5%	-21%
ROAA	1.82%	1.83%	1.18%	1.20%	1.02%	78%
ROAE	20.2%	23.3%	15.4%	16.1%	14.6%	38%
Book Value per Share	$ 16.36	$ 13.03	$ 11.00	$ 9.80	$ 8.79	86%
Diluted EPS	$ 2.97	$ 2.68	$ 1.58	$ 1.47	$ 1.15	158%

PLUMAS BANCORP

Third Quarter 2020 Financial Highlights


Feather River Canyon

Dollars in thousands (Except EPS)	9/30/2020	9/30/2019	Change	% Change
Assets	$ 1,115,949	$ 888,551	$ 227,398	26%
Deposits	$ 977,529	$ 776,183	$ 201,346	26%
Gross Loans	$ 747,885	$ 601,756	$ 146,129	24%
Net Income	$ 3,692	$ 4,002	$ 310	8%
Net Interest Income	$ 9,535	$ 9,567	$ 32	-%
Net Interest Margin	3.73%	4.72%	0.99%	21%
ROAA	1.37%	1.83%	0.46%	25%
ROAE	15.5%	19.9%	4.4%	22%
Diluted EPS	$ 0.71	$ 0.77	$ 0.06	8%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy

PLUMAS BANCORP



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
Dec '15
Opened
Reno Branch
May '14
Opened LPO
Chico
Jun '07
Opened SBA LPO
Auburn
Oct '18
Purchased Mutual of
Omaha Bank's
Carson City Branch
Branch
SBA Loan Production Office
Loan Production Office


Lake Tahoe

Challenges

- Managing Balance Sheet Growth during the Pandemic
- Margin Compression
- Director and Management Succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital Management



Recent Performance Based Awards

❖ Bankers Cup – Recognizing the top 10% of Community Banks
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017
(publicly traded with assets between $500 million and $10 billion)
By Raymond James & Associates

❖ Sm-All Stars List of Top 30 Banks & Thrifts 2018-2019
(publicly traded on a major exchange with market cap below $2.5 billion)
By Sandler O'Neill + Partners

❖ Top 100 Community Banks 2019
Top 2% of all Community Bank 2018
(with assets under $3 billion)
By S&P Global Market Intelligence

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2020
(community banks with assets between $500 million and $5 billion)
By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2019
By The Findley Reports

❖ Bison Select Financial Institution 2019-2020
(publicly traded banks without formal sell-side coverage)
By D.A. Davidson